Aon plc - Worldwide Subsidiaries as of December 31, 2025	Exhibit 21

Legal Entity Name	Country Incorporated	State/Province
Admiseg S.A.	Argentina
Aon Argentina Corredores de Reaseguros S.A.	Argentina
Aon Risk Services Argentina S.A.	Argentina
Aon Soluciones S.A.	Argentina
Asevasa Argentina S.A.	Argentina
Marinaro Dundas S.A.	Argentina
SN Re S.A.	Argentina
Swire Blanch MSTC II S.A.	Argentina
Swire Blanch MSTC S.A.	Argentina
Affinity Risk Partners (Brokers) Pty Ltd	Australia
Aon Advisory Australia Pty Limited	Australia
Aon Australia Group Pty Ltd	Australia
Aon Australian Holdco 1 Pty Ltd	Australia
Aon Australian Holdco 2 Pty Ltd	Australia
Aon Australian Holdco 3 Pty Ltd	Australia
Aon Charitable Foundation Pty Ltd	Australia
Aon Consolidated Group Pty Ltd	Australia
Aon Corporation Australia Limited	Australia
Aon Group Pty Ltd	Australia
Aon Hewitt Financial Advice Limited	Australia
Aon Holdings Australia Pty Limited	Australia
Aon Product Design & Development Australia Pty Ltd	Australia
Aon Reinsurance Australia Limited	Australia
Aon Risk & Asset Management Pty Ltd	Australia
Aon Risk Services Australia Limited	Australia

Aon Services Pty Ltd	Australia
Aon Superannuation Pty Ltd	Australia
Cut-e Australia Pty Ltd	Australia
HIA Insurance Services Pty Ltd	Australia
One Underwriting Pty Ltd	Australia
Aon Austria GmbH	Austria
Aon Holdings Austria GmbH	Austria
One Underwriting Agency GmbH (Austria Branch)	Austria
Insurance Company of the Bahamas Limited	Bahamas
J.S. Johnson & Company Limited	Bahamas
Aon Bahrain W.L.L.	Bahrain
Aon Insurance Managers (Barbados) Ltd.	Barbados
Aon Polar (Barbados) Ltd.	Barbados
Aon Belgium B.V.	Belgium
Crion N.V.	Belgium
Probabilitas N.V./S.A.	Belgium
Aon (Bermuda) Ltd.	Bermuda
Aon Bermuda Acquisition Ltd.	Bermuda
Aon Bermuda Holding Company Limited	Bermuda
Aon Bermuda QI Holdings Ltd.	Bermuda
Aon Global Operations Bermuda Limited	Bermuda
Aon Group (Bermuda) Ltd.	Bermuda
Aon Insurance Managers (Bermuda) Ltd.	Bermuda
Aon Reinsurance Bermuda Ltd.	Bermuda
International Risk Management Group Ltd.	Bermuda
Marilla Investment Management Ltd.	Bermuda
One Underwriting (Bermuda) Ltd.	Bermuda
White Rock Insurance (SAC) Ltd.	Bermuda

Aon Bolivia S.A. Corredores de Seguros	Bolivia
Aon Consulting Bolivia S.R.L.	Bolivia
Aon Re Bolivia S.A. Corredores de Reaseguros	Bolivia
Aon Brasil Corretora de Resseguros Ltda.	Brazil
Aon Brasil Holdings Participacoes Ltda	Brazil
Aon Brasil Servicos de Consultoria em Investimentos Ltda	Brazil
Aon Holdings Corretores de Seguros Ltda.	Brazil
Aon Servicos De Saude Ltda.	Brazil
Associacao Instituto Aon	Brazil
NFP (BVI) Limited	British Virgin Islands
NFP Management (Alberta) Corp.	Canada	Alberta
USLP Underwriting Solutions LP	Canada	Alberta
Aon Solutions 3 Limited	Canada	British Columbia
Coles Aon Partnership	Canada	British Columbia
J. Allan Brown Consultants, Inc.	Canada	British Columbia
Aon Canada Holdings N.S. ULC	Canada	Nova Scotia
Aon Finance N.S. 1, ULC	Canada	Nova Scotia
Aon Finance N.S. 5, ULC	Canada	Nova Scotia
Aon Finance N.S. 9, ULC	Canada	Nova Scotia
Aon Reinsurance Canada ULC	Canada	Nova Scotia
Aon Solutions Canada Inc.	Canada	Nova Scotia
Aon Solutions Corp.	Canada	Nova Scotia
2171817 Ontario Inc.	Canada	Ontario
2733832 Ontario Inc.	Canada	Ontario
7193599 Canada Inc.	Canada	Ontario
Aon Canada Inc.	Canada	Ontario
Aon Direct Group Inc.	Canada	Ontario
Aon Finance Canada 1 Corp.	Canada	Ontario

Aon Finance Canada 2 Corp.	Canada	Ontario
Aon Investments Canada Inc.	Canada	Ontario
Aon Reed Stenhouse Inc.	Canada	Ontario
Aon Solutions Canada, a Partnership	Canada	Ontario
CHES Special Risks Inc.	Canada	Ontario
Group Force Benefits Inc.	Canada	Ontario
IAO Actuarial Consulting Services Inc.	Canada	Ontario
K & K Insurance Brokers, Inc. Canada	Canada	Ontario
Linx Underwriting Solutions Inc.	Canada	Ontario
Mondelis Corporation	Canada	Ontario
NFP Canada Corp.	Canada	Ontario
NFP Insurance Services Corp.	Canada	Ontario
Northern Premium Financing Corp.	Canada	Ontario
Townsend (Global Real Estate) GP Ontario Inc.	Canada	Ontario
Aon Parizeau Inc.	Canada	Quebec
Minet Inc.	Canada	Quebec
Aon Insurance Managers (Cayman) Ltd.	Cayman Islands
Aon Polar Cayman 1 Limited	Cayman Islands
Aon Polar Cayman 2 Limited	Cayman Islands
Aon Risk Solutions (Cayman) Ltd.	Cayman Islands
Aon Chile Corredores de Reaseguros Limitada	Chile
Aon Risk Services (Chile) Corredores de Seguros Limitada	Chile
Aon Risk Services (Chile) Inversiones y Servicios Limitada	Chile
Asesorias e Inversiones Benefits SpA	Chile
Benefits Corredores de Seguros SpA	Chile
Inversiones Benfield Chile Ltda.	Chile
Aon Enterprise Solutions (Shanghai) Co., Ltd.	China
Aon-COFCO Insurance Brokers Co., Ltd.	China

Aon Reinsurance Colombia Limitada Corredores de Reaseguros	Colombia
Aon Risk Services Colombia S.A. Corredores de Seguros	Colombia
Salud, Riesgos y Recursos Humanos Consultores Ltda.	Colombia
Tecsefin, S.A.	Colombia
Aon Cyprus Insurance Broker Company Limited	Cyprus
Aon Solutions Cyprus Limited	Cyprus
Aon Central and Eastern Europe a.s.	Czech Republic
Crystal Reinsurance s.r.o.	Czech Republic
ADIS A/S	Denmark
Aon Assessment Denmark A/S	Denmark
Aon Denmark A/S	Denmark
Aon Consulting Ecuador S.A.	Ecuador
Aon Risk Services Ecuador S.A. Agencia Asesora Productora de Seguros	Ecuador
UADBB Aon Baltic (Estonia Branch)	Estonia
Aon (Fiji) Pte Limited	Fiji
ADIS A/S, Suomen sivuliike	Finland
Aon Assessment (Finland) Oy	Finland
Aon Finland Oy	Finland
Aon France	France
Aon Holdings France SNC	France
Aon Services	France
Baloo	France
Delta Assurances	France
New Delta	France
Aon Beteiligungsmanagement Deutschland GmbH & Co. KG	Germany
Aon Deutschland Beteiligungs GmbH	Germany
Aon Holding Deutschland GmbH	Germany
Aon Human Capital Solutions GmbH	Germany

Aon Pensions Insurance Broker GmbH	Germany
Aon Risiko- und Unternehmensberatungs GmbH	Germany
Aon Solutions Germany GmbH	Germany
Aon Trust Germany GmbH	Germany
Aon Versicherungsberatungs GmbH	Germany
Aon Versicherungsmakler Deutschland GmbH	Germany
Hamburger Gesellschaft zur Forderung des Versicherungswesens mbH	Germany
Karl Kollner Versicherungsmakler GmbH	Germany
One Underwriting Agency GmbH	Germany
PRORUCK Ruckversicherungs-Aktiengesellschaft	Germany
Aon Insurance Managers (Gibraltar) Limited	Gibraltar
White Rock Insurance (Gibraltar) PCC Limited	Gibraltar
Aon Greece S.A.	Greece
Aon Solutions Greece S.A.	Greece
Aon Insurance Managers (Guernsey) Limited	Guernsey
Aon Insurance Managers (Holdings) Limited	Guernsey
Aon Services (Guernsey) Limited	Guernsey
Lincolnshire Insurance Company PCC Limited	Guernsey
Lombard Trustee Company Limited	Guernsey
White Rock Insurance (Guernsey) ICC Limited	Guernsey
White Rock Insurance Company PCC Limited	Guernsey
Aon Holdings Hong Kong Limited	Hong Kong
Aon Hong Kong Limited	Hong Kong
Aon Reinsurance China Limited	Hong Kong
Aon Securities (Hong Kong) Limited	Hong Kong
Aon Services Hong Kong Limited	Hong Kong
Aon Solutions Hong Kong Limited	Hong Kong
Essar Insurance Services Limited	Hong Kong

Aon Hungary Insurance Brokers Risk and Human Consulting LLC	Hungary
Aon Consulting Private Limited	India
Aon Risk Insurance Brokers India Private Limited	India
PT Aon Indonesia Insurance Brokers	Indonesia
PT Aon Reinsurance Brokers Indonesia	Indonesia
Aon Bahrain W.L.L. (Iraq Branch)	Iraq
Aiken Insurances Limited	Ireland
Aon Assessment (Ireland) Limited	Ireland
Aon Broking Technology Limited	Ireland
Aon Commercial Services and Operations Ireland Limited	Ireland
Aon Commercial Services Ireland Limited	Ireland
Aon Insurance Managers (Dublin) Limited	Ireland
Aon Insurance Managers (Shannon) Limited	Ireland
Aon Investment Holdings Ireland Limited	Ireland
Aon Ireland Limited	Ireland
Aon plc	Ireland
Aon Polar Ireland 1 Limited	Ireland
Aon Polar Ireland 2 Limited	Ireland
Aon Solutions Ireland Limited	Ireland
Aon Treasury Ireland Limited (in liquidation)	Ireland
Aon Treasury Management Limited	Ireland
Becketts (Trustees) Limited	Ireland
Cut-e Assessment Global Holdings Limited	Ireland
Driftbrook Unlimited Company	Ireland
Griffiths & Armour Europe Designated Activity Company	Ireland
Margin Investments Limited	Ireland
NFP Commercial Insurance Solutions (Ireland) Limited	Ireland
NFP Consultancy EU Holdings Limited	Ireland

NFP HR Solutions Ireland Limited	Ireland
NFP Ireland Consultants Limited	Ireland
NFP Ireland Management Limited	Ireland
Private Clients Trustees Limited	Ireland
Randolph Finance Unlimited Company	Ireland
Sea Change Corporate Limited	Ireland
Sea Change Limited	Ireland
Sean Barrett Bloodstock Insurances Limited	Ireland
The Aon Ireland MasterTrustee DAC	Ireland
Aon (Isle of Man) Limited	Isle of Man
Aon Corporate Services (Isle of Man) Limited	Isle of Man
Aon Holdings (Isle of Man) Limited	Isle of Man
Aon Insurance Managers (Isle of Man) Limited	Isle of Man
White Rock Employee Benefits PCC (Isle of Man) Limited	Isle of Man
Aon Holdings Israel Ltd.	Israel
Aon Israel Insurance Brokerage Ltd.	Israel
Aon Reinsurance Israel Ltd.	Israel
Delek Motors Insurance Agency (2003) Ltd.	Israel
I. Beck Insurance Agency (1994) Ltd.	Israel
National Insurance Office Ltd.	Israel
Ronnie Elementary Insurance Agency Ltd.	Israel
Aon Advisory and Solutions S.r.l.	Italy
Aon Italia S.r.l.	Italy
Aon Reinsurance Italia S.p.A.	Italy
Aon S.p.A. Insurance & Reinsurance Brokers	Italy
Coverall S.r.l. Insurance and Reinsurance Underwriting Agency	Italy
Global Safe Insurance Broker S.r.l.	Italy
One Underwriting S.r.l.	Italy

Aon Group Japan Limited	Japan
Aon Holdings Japan Ltd.	Japan
Aon Japan Ltd.	Japan
Aon Solutions Japan Ltd.	Japan
Aon Consulting Kazakhstan LLP	Kazakhstan
Insurance Broker Aon Kazakhstan LLP	Kazakhstan
UADBB Aon Baltic (Latvia Branch)	Latvia
Aon Insurance Managers (Liechtenstein) AG	Liechtenstein
One Underwriting UAB	Lithuania
UADBB Aon Baltic	Lithuania
Aon Belgium B.V. (Luxembourg Branch)	Luxembourg
Aon Global Operations Holdings 1 S.a r.l.	Luxembourg
Aon Global Operations Holdings S.a r.l.	Luxembourg
Aon Global Operations Luxembourg S.a r.l.	Luxembourg
Aon Global Operations SE	Luxembourg
Aon Global Operations SE Singapore Branch	Luxembourg
Aon Global Risk Consulting Luxembourg S.a r.l.	Luxembourg
Aon Insurance Managers (Luxembourg) S.A.	Luxembourg
Aon Neudorf Finance S.a r.l.	Luxembourg
Aon Randolph Luxembourg S.a r.l.	Luxembourg
Aon Re Canada Holdings S.a r.l.	Luxembourg
Aon Hong Kong Limited (Macau Branch)	Macau
Aon Insurance Brokers (Malaysia) Sdn. Bhd.	Malaysia
Aon Malaysia Sdn. Bhd.	Malaysia
Aon Reinsurance Malaysia Limited	Malaysia
Aon Insurance Managers (Malta) PCC Limited	Malta
Aon Malta Affinity Services Limited	Malta
Aon Services (Malta) Limited	Malta

White Rock Insurance (Europe) PCC Limited	Malta
White Rock Insurance (Netherlands) PCC Limited	Malta
Aon Mauritius Holdings	Mauritius
Aon Affinity Mexico Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
Aon Affinity Mexico, S.A. de C.V.	Mexico
Aon Life, Agente de Seguros, S.A. de C.V.	Mexico
Aon Mexico Business Support, S.A. de C.V.	Mexico
Aon Mexico Holdings, S. de R.L. de C.V.	Mexico
Aon Mexico Intermediario de Reaseguro, S.A. de C.V.	Mexico
Aon Risk Solutions Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
E.R.N. Evaluacion de Riesgos Naturales y Antropogenicos, S.A. de C.V.	Mexico
Hewitt Associates, S.C.	Mexico
Hewitt Beneficios Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
Aon Acore S.a r.l.	Morocco
Casablanca Intermediation Company S.a r.l.	Morocco
Alexander & Alexander Holding B.V.	Netherlands
Aon 4 B.V.	Netherlands
Aon Americas Holdings B.V.	Netherlands
Aon APAC Holdings B.V.	Netherlands
Aon Delta Netherlands B.V.	Netherlands
Aon Global Risk Consulting B.V.	Netherlands
Aon Groep Nederland B.V.	Netherlands
Aon Group Holdings International 1 B.V.	Netherlands
Aon Group Holdings International 2 B.V.	Netherlands
Aon Group International B.V.	Netherlands
Aon Holdings B.V.	Netherlands
Aon Holdings East 25 B.V.	Netherlands
Aon Holdings International B.V.	Netherlands

Aon Holdings Mid Europe B.V.	Netherlands
Aon International B.V.	Netherlands
Aon Investments Netherlands B.V.	Netherlands
Aon LATAM Holdings N.V.	Netherlands
Aon Meeus Assurantien B.V.	Netherlands
Aon Nederland C.V.	Netherlands
Aon Netherlands Operations B.V.	Netherlands
Aon Polar Netherlands 1 B.V.	Netherlands
Aon Real Estate B.V.	Netherlands
Aon Risk Services EMEA B.V.	Netherlands
Aon Trust Services B.V.	Netherlands
Bekouw Mendes C.V.	Netherlands
Celinvest Amsterdam B.V.	Netherlands
One Underwriting B.V.	Netherlands
Aon Holdings New Zealand	New Zealand
Aon New Zealand	New Zealand
Aon New Zealand Group	New Zealand
Aon Product Design and Development New Zealand Limited	New Zealand
Aon Reinsurance New Zealand Limited	New Zealand
Aon Assessment (Norway) AS	Norway
Aon Norway AS	Norway
Aon Majan LLC	Oman
Aon Risk Services (PNG) Limited	Papua New Guinea
Aon Peru Corredores de Reaseguros S.A.	Peru
Aon Peru Corredores de Seguros S.A.	Peru
Aon Soluciones S.A.C.	Peru
Aon Insurance and Reinsurance Brokers Philippines Inc.	Philippines
Aon Polska Services Sp. z o.o.	Poland

Aon Polska Sp. z o.o.	Poland
Aon Sp. z o.o.	Poland
Aon Portugal - Consultores, Unipessoal, Lda.	Portugal
Aon Portugal, S.A.	Portugal
Aon Reinsurance S.A.	Portugal
One Underwriting B.V. (Portugal Branch)	Portugal
Aon Reinsurance Puerto Rico, Inc.	Puerto Rico
Aon Risk Solutions of Puerto Rico, Inc.	Puerto Rico
Hewitt Insurance, Inc.	Puerto Rico
Ikon Communications, Inc.	Puerto Rico
Ikon Executive & Staffing Solutions, Inc.	Puerto Rico
Ikon Insurance, Inc.	Puerto Rico
Ikon Solutions, Inc.	Puerto Rico
International Global Services LLC	Puerto Rico
L. Campo & Asociados, Inc.	Puerto Rico
Aon Qatar LLC	Qatar
Aon Solutions QFC Branch	Qatar
Aon Consulting Romania SRL	Romania
Aon Romania Broker de Asigurare - Reasigurare SRL	Romania
A.R.S. Insurance Agency LLC	Russia
A.R.S. Insurance Brokers LLC	Russia
Aon Arabia for Trade Services Ltd.	Saudi Arabia
Aon Arabia Insurance Brokers LLC	Saudi Arabia
Aon Middle East and North Africa Regional Headquarters LLC	Saudi Arabia
Aon Reinsurance Brokers Saudi Arabia LLC	Saudi Arabia
Alexander & Alexander (Asia) Holdings Pte Ltd	Singapore
Aon Insurance Agencies Pte. Ltd.	Singapore
Aon Insurance Managers (Singapore) Pte Ltd	Singapore

Aon Polar Singapore 2 Pte. Ltd.	Singapore
Aon Polar Singapore 3 Pte. Ltd.	Singapore
Aon Polar Singapore 5 Pte. Ltd.	Singapore
Aon Polar Singapore 6 Pte. Ltd.	Singapore
Aon Polar Singapore 7 Pte. Ltd.	Singapore
Aon Polar Singapore Pte. Ltd.	Singapore
Aon Randolph Singapore 3 Pte. Ltd.	Singapore
Aon Reinsurance Solutions Asia Pte. Ltd.	Singapore
Aon Singapore (Broking Centre) Pte. Ltd.	Singapore
Aon Singapore Acquisition Pte. Ltd.	Singapore
Aon Singapore Center for Innovation, Strategy and Management Pte. Ltd.	Singapore
Aon Singapore Pte. Ltd.	Singapore
Aon Solutions Singapore Pte. Ltd.	Singapore
Stenhouse (South East Asia) Private Limited	Singapore
Aon Bratislava s.r.o.	Slovakia
Aon Central and Eastern Europe a.s. (Slovakia Branch)	Slovakia
Aon Consulting South Africa (Pty) Ltd	South Africa
Aon Holdings Sub-Sahara Africa (Pty) Ltd	South Africa
Aon Limpopo (Pty) Ltd	South Africa
Aon Re Africa (Pty) Ltd	South Africa
Aon South Africa (Pty) Ltd	South Africa
Aon Korea Inc.	South Korea
Aon Life Solutions APAC LLC	South Korea
Aon Consulting Services S.A.	Spain
Aon Iberia Correduria de Seguros y Reaseguros, S.A.U.	Spain
Aon Marketing Directo, S.A.U.	Spain
Aon Reinsurance Iberia Correduria de Reaseguros, S.A.U.	Spain
Aon Southern Europe y Cia, S.L.	Spain

CoverWallet Innovations, S.L.U.	Spain
Fundacion Aon Espana	Spain
Grupo Innovac Sociedad Correduria de Seguros, S.A.	Spain
Inspiring Benefits, S.L.	Spain
One Underwriting Agencia de Suscripsion, S.L.U.	Spain
Aon Assessment (Sweden) AB	Sweden
Aon Global Risk Consulting AB	Sweden
Aon Solutions Sweden AB	Sweden
Aon Sweden AB	Sweden
Aon Insurance Managers (Switzerland) AG	Switzerland
Aon Schweiz AG	Switzerland
Aon Underwriting (Schweiz) AG	Switzerland
Assimedia SA	Switzerland
Aon Management Consulting Taiwan Ltd.	Taiwan
Aon Taiwan Ltd.	Taiwan
Aon (Thailand) Limited	Thailand
Aon Consulting (Thailand) Limited	Thailand
Aon Group (Thailand) Limited	Thailand
Aon Re (Thailand) Limited	Thailand
Aon Risk Services (Thailand) Limited	Thailand
Aon Solutions (Thailand) Ltd.	Thailand
Aon Energy Caribbean Limited	Trinidad and Tobago
Aon Sigorta ve Reasurans Brokerligi A.S.	Turkey
Aon Solutions Turkey Danismanlik A.S.	Turkey
J.S. Johnson & Company (Turks & Caicos) Limited	Turks And Caicos Islands
Aon Finland Oy (Rep. office) (Ukraine Branch)	Ukraine
Aon Ukraine LLC	Ukraine
Aon (DIFC) Gulf Limited	United Arab Emirates

Aon Holdings Middle East Ltd	United Arab Emirates
Aon Management Services (Middle East) Limited	United Arab Emirates
Aon Middle East Co LLC	United Arab Emirates
Aon Middle East Consulting LLC	United Arab Emirates
Aon Neudorf Finance S.a r.l. (Dubai Branch)	United Arab Emirates
Aon Reinsurance Solutions MENA Limited	United Arab Emirates
Aon Retirement Solutions Limited	United Arab Emirates
Aon Solutions Middle East Limited	United Arab Emirates
Cut-e Consult DMCC	United Arab Emirates
McLagan Partners, Inc. (Dubai Branch)	United Arab Emirates
Advanced Insurance Consultants Limited	United Kingdom
Annan Insurance Services Limited	United Kingdom
Aon ANZ Holdings Limited	United Kingdom
Aon Assessment (UK) Limited	United Kingdom
Aon Belgium B.V. (UK Branch)	United Kingdom
Aon Consulting Financial Services Limited	United Kingdom
Aon Consulting Limited	United Kingdom
Aon DC Trustee Limited	United Kingdom
Aon Finance UK 1 Limited	United Kingdom
Aon Finance UK 2 Limited	United Kingdom
Aon Finance UK 3 Limited	United Kingdom
Aon Finance UK 4 Limited	United Kingdom
Aon Finance UK 5 Limited	United Kingdom
Aon Global Holdings Intermediaries Limited	United Kingdom
Aon Global Holdings plc	United Kingdom
Aon Global Limited	United Kingdom
Aon Holdings Limited	United Kingdom
Aon Investments Limited	United Kingdom

Aon Life Solutions Limited	United Kingdom
Aon Minet Pension Trustees Limited	United Kingdom
Aon Overseas Holdings Limited	United Kingdom
Aon Pension Trustees Limited	United Kingdom
Aon Polar UK 1 Limited	United Kingdom
Aon Polar UK 2 Limited	United Kingdom
Aon Polar UK 3 Limited	United Kingdom
Aon Randolph UK Limited	United Kingdom
Aon Securities Limited	United Kingdom
Aon Solutions UK Limited	United Kingdom
Aon UK Group Limited	United Kingdom
Aon UK Holdings Intermediaries Limited	United Kingdom
Aon UK Holdings Limited	United Kingdom
Aon UK Limited	United Kingdom
Aon UK Trustees Limited	United Kingdom
Aon US & International Holdings Limited	United Kingdom
Arma Karma Limited	United Kingdom
Bacon & Woodrow Partnerships Limited	United Kingdom
Beaubien UK Finance Limited	United Kingdom
Bspoke Central Services Ltd	United Kingdom
Bspoke Commercial Ltd	United Kingdom
Bspoke Insurance Group Ltd	United Kingdom
Bspoke Lifestyle Ltd	United Kingdom
Bspoke Management Services Ltd	United Kingdom
Bspoke Uniformed Services Limited	United Kingdom
Click 2 Insure Ltd	United Kingdom
CoSec 2000 Limited	United Kingdom
Direct Safety Solutions Ltd	United Kingdom

Friary Insurance Services Limited	United Kingdom
Get Medical Plans Limited	United Kingdom
Gravity Risk Services (East) Ltd	United Kingdom
Gravity Risk Services Limited	United Kingdom
Griffiths & Armour	United Kingdom
Griffiths & Armour (Holdings) Limited	United Kingdom
Griffiths & Armour Global Risks Limited	United Kingdom
Griffiths & Armour Insurance Brokers Limited	United Kingdom
Griffiths & Armour Limited	United Kingdom
Griffiths & Armour Professional Risks Limited	United Kingdom
Griffiths & Armour Risk Management Limited	United Kingdom
Hallam Green Insurance Services Limited	United Kingdom
Henderson Insurance Brokers Limited	United Kingdom
Honest Employment Law Practice Ltd	United Kingdom
Insurance, Risk & Claims Management Limited	United Kingdom
Insureit UK Ltd	United Kingdom
Johnson Fleming Future Life Planning Limited	United Kingdom
Johnson Fleming Group Limited	United Kingdom
Johnson Fleming Limited	United Kingdom
Johnson Fleming Services Limited	United Kingdom
K.G.J. Insurance Services (Midlands) Limited	United Kingdom
KGJ Commercial Insurance Services Limited	United Kingdom
KGJ Insurance Services Limited	United Kingdom
Mason James Insurance Services Limited	United Kingdom
Mayfield Holdings Limited	United Kingdom
McLagan (Aon) Limited	United Kingdom
Minet Group	United Kingdom
Miramar Underwriting Limited	United Kingdom

MPM Insurance Services Limited	United Kingdom
NFP Benefits Consultants Limited	United Kingdom
NFP Commercial Solutions Limited	United Kingdom
NFP Financial Planning Limited	United Kingdom
NFP HR Solutions Limited	United Kingdom
NFP Insurance Services Limited	United Kingdom
NFP Management Limited	United Kingdom
NFP UK Holdings Limited	United Kingdom
One Underwriting B.V. (UK Branch)	United Kingdom
PMGI Limited	United Kingdom
PMHC Limited	United Kingdom
Portus Consulting Limited	United Kingdom
Provego Limited	United Kingdom
Resolute Acquisitions Limited	United Kingdom
Resolute-IS Limited	United Kingdom
SLE Worldwide Limited	United Kingdom
The Aon MasterTrustee Limited	United Kingdom
The Cronin Insurance Consultancy Ltd	United Kingdom
The Family Fleet Insurance Services Limited	United Kingdom
The KGJ Insurance Services Group Limited	United Kingdom
NFP Resources VI Insurance Agency, Inc.	United States	Alabama
International Insurance Group, Inc.	United States	Arizona
National Association of Independent Healthcare Professionals	United States	Arizona
NFP Healthcare Industry Insurance Services, Inc.	United States	Arizona
TMS-CBS RPG, LLC	United States	Arizona
Totalis Benefits, Inc.	United States	Arizona
The Thomas Insurance Agency of Benton, Inc.	United States	Arkansas
AIS Affinity Insurance Agency, Inc.	United States	California

Allen Insurance Associates, Inc.	United States	California
Aon Consulting & Insurance Services	United States	California
Aon Financial & Insurance Solutions, Inc.	United States	California
Aon Risk Insurance Services West, Inc.	United States	California
Aon/Albert G. Ruben Insurance Services, Inc.	United States	California
Cananwill, Inc.	United States	California
Citadel Insurance Managers, Inc.	United States	California
Coalition for Benefits Equality and Choice	United States	California
D/A Financial Insurance Services, Inc.	United States	California
Driscoll Insurance Agency, Inc.	United States	California
Dublin Insurance Services, Inc.	United States	California
Excel Bonds & Insurance Services, Inc.	United States	California
Fullerton Insurance Service, Inc.	United States	California
Howard M. Koff, Inc.	United States	California
Johnson Rooney Welch, Inc.	United States	California
MexiPass International Insurance Services, LLC	United States	California
NFP CA Insurance Services, Inc.	United States	California
NFP Corporate Insurance Services (CA), Inc.	United States	California
NFP Individual Health Insurance Services, Inc.	United States	California
Presidio Financial Services Corporation	United States	California
Randel L. Perkins Insurance Services, Inc.	United States	California
RealCare Insurance Marketing, Inc.	United States	California
Santa Maria & Company	United States	California
Thoits Insurance Service, Inc.	United States	California
Transit Insurance Services, Inc.	United States	California
Windsor Insurance Associates, Inc.	United States	California
Wrapid Specialty, Inc.	United States	California
Wright Insurance Agency	United States	California

Alexander Benefits Consulting, LLC	United States	Colorado
Brewers Insurance Cooperative of Colorado, LLC	United States	Colorado
Brokerage Design & Consultants, Inc.	United States	Colorado
NFP Corporate Services (CO), Inc.	United States	Colorado
Olson & Olson Insurance Services Inc.	United States	Colorado
Outdoor Insurance Group, Inc.	United States	Colorado
Recreation & Leisure Providers RPG, Inc.	United States	Colorado
Specialty Insurance Consultants, LLC	United States	Colorado
Farmington Administrative Services, LLC	United States	Connecticut
Professional Pensions, Inc.	United States	Connecticut
Schuster Driscoll, LLC	United States	Connecticut
TANGO Administrative and Management Services, LLC	United States	Connecticut
The Alliance for Nonprofit Growth and Opportunity, Inc.	United States	Connecticut
3A Partners, LLC	United States	Delaware
AJZ of Maryland, LLC	United States	Delaware
Alan J. Zuccari, LLC	United States	Delaware
AMXH, LLC	United States	Delaware
Aon Advantage Funds Holding Corporation	United States	Delaware
Aon Advantage Funds LLC	United States	Delaware
Aon Chile Holdings, LLC	United States	Delaware
Aon Corporation	United States	Delaware
Aon Finance US 1, LLC	United States	Delaware
Aon Finance US 2, LLC	United States	Delaware
Aon Harbor 1 LLC	United States	Delaware
Aon Harbor 2 LLC	United States	Delaware
Aon Insurance Agency LLC	United States	Delaware
Aon Investments Holdco LLC	United States	Delaware
Aon IP Advantage Fund GP LLC	United States	Delaware

Aon KHF Fund GP LLC	United States	Delaware
Aon M&G IP Credit Fund GP LLC	United States	Delaware
Aon Mexico Holdings, LLC	United States	Delaware
Aon North America, Inc.	United States	Delaware
Aon Premium Finance, LLC	United States	Delaware
Aon Private Credit Opportunities GP LLC	United States	Delaware
Aon Private Investments GP LLC	United States	Delaware
Aon Reinsurance Holdings, Inc.	United States	Delaware
Aon Retirement Plan Advisors, LLC	United States	Delaware
Aon Risk Services (Holdings) of Latin America, Inc.	United States	Delaware
Aon Securities LLC	United States	Delaware
Aon Services Group, Inc.	United States	Delaware
Aon Solutions US, LLC	United States	Delaware
Aon Underwriting Managers, Inc.	United States	Delaware
Aon US Holdings 2, Inc.	United States	Delaware
Aon US Holdings, Inc.	United States	Delaware
AS Holdings, Inc.	United States	Delaware
ASPN Insurance Agency, LLC	United States	Delaware
Blanch Americas Inc.	United States	Delaware
Blue Sky Risk Holdings, LLC	United States	Delaware
Brownyard MacLean Security Insurance Services, LLC	United States	Delaware
BSR Holdings Services, LLC	United States	Delaware
BWD Sports and Entertainment, LLC	United States	Delaware
Cananwill Corporation	United States	Delaware
CoverWallet Science, Inc.	United States	Delaware
CoverWallet, Inc.	United States	Delaware
Crescent Meadow, LLC	United States	Delaware
E.W. Blanch International Inc.	United States	Delaware

eMed Population Health, Inc.	United States	Delaware
Equias Alliance, LLC	United States	Delaware
FieldTech Blocker Holdings Inc.	United States	Delaware
FieldTech Holdings, LLC	United States	Delaware
FieldTech, LLC	United States	Delaware
Fleischer-Jacobs & Associates, Inc.	United States	Delaware
Golden & Cohen 4, LLC	United States	Delaware
Inspire Investment Holdings, LLC	United States	Delaware
Insured Connect, LLC	United States	Delaware
IRM/GRC Holding Inc.	United States	Delaware
Juno Employee ServicesCo, LLC	United States	Delaware
Lyons Insurance Agency, LLC	United States	Delaware
Massachusetts Business Association, L.L.C.	United States	Delaware
McLagan Partners Asia, Inc.	United States	Delaware
McLagan Partners, Inc.	United States	Delaware
MIE Financial Services, LLC	United States	Delaware
MIE Holdings, LLC	United States	Delaware
Muirfield Underwriters, Ltd.	United States	Delaware
NFP Brokerage Insurance Services, Inc.	United States	Delaware
NFP Corp.	United States	Delaware
NFP Corporate Services (TX), LLC	United States	Delaware
NFP Equipment, LLC	United States	Delaware
NFP Executive Benefits, LLC	United States	Delaware
NFP Health Services Administrators, LLC	United States	Delaware
NFP Inspire JV Holdings, LLC	United States	Delaware
NFP Intermediate Holdings B Corp.	United States	Delaware
NFP Mid-Atlantic SG, LLC	United States	Delaware
NFP MIE, LLC	United States	Delaware

NFP-FieldTech Holdings LLC	United States	Delaware
Pantheon Risk, LLC	United States	Delaware
Paragon Strategic Solutions Inc.	United States	Delaware
Park Shield LLC	United States	Delaware
PathWise Solutions Group LLC	United States	Delaware
Potomac Basin Group Associates, LLC	United States	Delaware
Praxis Insurance Associates, LLC	United States	Delaware
Premier Auto Finance, Inc.	United States	Delaware
Private Equity Partnership Structures I, LLC	United States	Delaware
Protecdiv, Inc.	United States	Delaware
ProtegeMex, LLC	United States	Delaware
QuadScore D&O, LLC	United States	Delaware
QuadScore Insurance Services, LLC	United States	Delaware
Quantum Risk Solutions LLC	United States	Delaware
Randolph Acquisition Corp.	United States	Delaware
Scott Litman Insurance Agency, LLC	United States	Delaware
Servarus Financial, LLC	United States	Delaware
Servarus Systems, LLC	United States	Delaware
Servarus, LLC	United States	Delaware
Specialty Program Solutions, LLC	United States	Delaware
T2GN, LLC	United States	Delaware
The COMP Consulting Companies, LLC	United States	Delaware
Aon Risk Services, Inc. of Washington, D.C.	United States	District of Columbia
Huntington T. Block Insurance Agency, Inc.	United States	District of Columbia
Alterity Group, LLC	United States	Florida
Annette Willis Insurance Agency, LLC	United States	Florida
Aon Edge Insurance Agency, Inc.	United States	Florida
Aon Risk Services, Inc. of Florida	United States	Florida

DGU Insurance Associates, LLC	United States	Florida
Leverage Benefits Group, LLC	United States	Florida
MFB Financial, Inc.	United States	Florida
Pinetree Capitol LLC	United States	Florida
RYDY JTH 2, LLC	United States	Florida
Alliance HealthCard of Florida, Inc.	United States	Georgia
Alliance HealthCard, Inc.	United States	Georgia
Balser Financial Corporation	United States	Georgia
Benefit Plan Services, LLC	United States	Georgia
Executive Services Securities, LLC	United States	Georgia
Fallon Benefits Group, Inc.	United States	Georgia
Insurance Specialty Group, LLC	United States	Georgia
NFP Wealth and Retirement, LLC	United States	Georgia
NuVision Financial Corporation, Inc.	United States	Georgia
Renaissance Bank Advisors, LLC	United States	Georgia
ShawHankins, Inc.	United States	Georgia
The Management Compensation Group/Southeast, LLC	United States	Georgia
Aon Risk Services, Inc. of Hawaii	United States	Hawaii
Aon Fac, Inc.	United States	Illinois
Aon Foundation	United States	Illinois
Aon Investments USA Inc.	United States	Illinois
Aon Private Risk Management Insurance Agency, Inc.	United States	Illinois
Aon Re, Inc.	United States	Illinois
Aon Risk Consultants, Inc.	United States	Illinois
Aon Risk Services (Holdings) of the Americas, Inc.	United States	Illinois
Aon Risk Services Central, Inc.	United States	Illinois
Aon Service Corporation	United States	Illinois
Aon Trust Company LLC	United States	Illinois

Assurance Licensing Services, Inc.	United States	Illinois
Benefit Planning Services, Inc.	United States	Illinois
David A. Marcus & Associates, Inc.	United States	Illinois
Deerfield Financial Group, LLC	United States	Illinois
Delott & Associates, Inc.	United States	Illinois
Financial & Professional Risk Solutions, Inc.	United States	Illinois
Impact Forecasting, L.L.C.	United States	Illinois
INPOINT, INC.	United States	Illinois
National Enrollment Services, Inc.	United States	Illinois
New Cochlan Group Holdings, LLC	United States	Illinois
NFP Corporate Services (IL), Inc.	United States	Illinois
Pro Financial Services, LLC	United States	Illinois
STA Benefits Holdings, LLC	United States	Illinois
TF Holdings, LLC	United States	Illinois
The Cochlan Group, LLC	United States	Illinois
Thompson Flanagan & Company, LLC	United States	Illinois
Thompson Flanagan Benefits Group, LLC	United States	Illinois
Thompson Flanagan Executive Liability Group, LLC	United States	Illinois
City Securities Insurance, LLC	United States	Indiana
Clippinger Financial Group, L.L.C.	United States	Indiana
Commerce Insurance Group, LLC	United States	Indiana
First Person, Inc.	United States	Indiana
K & K Insurance Group, Inc.	United States	Indiana
Richard S. Miller & Sons, Inc.	United States	Indiana
Specialty Benefits, Inc.	United States	Indiana
DNA Brokerage, L.L.C.	United States	Iowa
HM Benefits, LLC	United States	Louisiana
NFP Corporate Services (LA), Inc.	United States	Louisiana

Southern Insurance Agency, L.L.C.	United States	Louisiana
Underwriters Marine Services, Inc.	United States	Louisiana
Aon Group, Inc.	United States	Maryland
Aon Risk Services Companies, Inc.	United States	Maryland
Aon Risk Services, Inc. of Maryland	United States	Maryland
Associated Insurance Centers, LLC	United States	Maryland
Golden & Cohen, LLC	United States	Maryland
Insurance Management Group, Inc.	United States	Maryland
Lenders Risk Management, Inc.	United States	Maryland
Martin/Wight & Company, LLC	United States	Maryland
Martin/Wight Investments, LLC	United States	Maryland
Meltzer-Karlin Property and Casualty, Inc.	United States	Maryland
Professional Benefits Solutions, Inc.	United States	Maryland
The Meltzer Group, Inc.	United States	Maryland
American Benefits Insurance Corporation	United States	Massachusetts
Boston Insurance Trust, Inc.	United States	Massachusetts
EBS/Foran Insurance and Advisory Services, Inc.	United States	Massachusetts
Felton, Berlin & Erdmann Insurance Services, Inc.	United States	Massachusetts
International Risk - IRC, Inc.	United States	Massachusetts
PartnersFinancial Insurance Agency, Inc.	United States	Massachusetts
United Business Insurance Agency, Inc.	United States	Massachusetts
Benefits Partner, LLC	United States	Michigan
Cambridge Consulting Group LLC	United States	Michigan
Colburn Risk Holdings LLC	United States	Michigan
Flynn & Company, Inc.	United States	Michigan
Flynn and Company Employee Benefit Services	United States	Michigan
NFP Schechter Benefits, LLC	United States	Michigan
Diversified Brokerage Services, Inc.	United States	Minnesota

ECA Advisors, LLC	United States	Minnesota
ECA Marketing, Inc.	United States	Minnesota
Modern Survey, Inc.	United States	Minnesota
NFP Corporate Services (MN), Inc.	United States	Minnesota
Sherman Insurance Agency, LLC	United States	Minnesota
The KNW Group, LLC	United States	Minnesota
Association of Rural and Small Town Americans	United States	Missouri
Valued Pharmacy Services of the Midwest, LLC	United States	Missouri
FR & Associates, LLC	United States	Nevada
Futurity Group, Inc.	United States	Nevada
Inspire Trust Company, National Association	United States	Nevada
National Distribution Consultants, LLC	United States	Nevada
American Benefits Management Corp.	United States	New Hampshire
Aon Consulting, Inc.	United States	New Jersey
Aon TC Holdings, Inc.	United States	New Jersey
ARMRISK CORP.	United States	New Jersey
B E P International Corp.	United States	New Jersey
BMI Benefits, L.L.C.	United States	New Jersey
Bob McCloskey Agency, LLC	United States	New Jersey
Custom Benefit Programs, Inc.	United States	New Jersey
DGU Associates of New Jersey LLC	United States	New Jersey
Hafetz and Associates, L.L.C.	United States	New Jersey
NFP Corporate Services (PA), Inc.	United States	New Jersey
Preferred Benefits Group, Inc.	United States	New Jersey
Shepard & Scott Corp.	United States	New Jersey
IRC, Inc.	United States	New Mexico
Alexander Reinsurance Intermediaries, Inc.	United States	New York
Alta Associates, Inc.	United States	New York

Aon Consulting, Inc.	United States	New York
Aon Property Risk Consulting, Inc.	United States	New York
Aon Risk Services Northeast, Inc.	United States	New York
ARM International Corp.	United States	New York
Arnone, Lowth, Wilson & Leibowitz, Inc.	United States	New York
Blumencranz, Klepper, Wilkins & Dubofsky, Ltd.	United States	New York
BWD Agency Inc.	United States	New York
Cammack Health LLC	United States	New York
CIC Group, LLC	United States	New York
Dreyfuss & Birke, Ltd.	United States	New York
Executive Life Solutions, Inc.	United States	New York
Fort General Agency, Inc.	United States	New York
GCG Risk Management, Inc.	United States	New York
GMAG Risk Management, LLC	United States	New York
Lane McVicker, LLC	United States	New York
Lenox Advisors, Inc.	United States	New York
Lenox Brokerage Insurance Services, Inc.	United States	New York
Lenox Long Term Care, LLC	United States	New York
Nemco Benefits, Inc.	United States	New York
Nemco Brokerage, Inc.	United States	New York
NFP Corporate Services (NY), LLC	United States	New York
NFP of New York Insurance Agency, Inc.	United States	New York
NFP Property & Casualty Services, Inc.	United States	New York
NFP Resources V Insurance Agency, Inc.	United States	New York
NFP Risk Management Services, Inc.	United States	New York
Pilot Benefits Group, LLC	United States	New York
Rose & Kiernan, Inc.	United States	New York
The Morley Agency, Inc.	United States	New York

Trinity Managers International, Inc.	United States	New York
Aon Risk Services South, Inc.	United States	North Carolina
Blue Ridge Captive Solutions PCC, Inc.	United States	North Carolina
Blue Ridge Incorporated Cell 13, Inc. - Catilize Health	United States	North Carolina
Blue Ridge Incorporated Cell 2, Inc.	United States	North Carolina
Blue Ridge Incorporated Cell 8, Inc. – Producer’s Health Alliance	United States	North Carolina
Blue Ridge Incorporated Cell 9, Inc. – Excel Health Alliance	United States	North Carolina
ECU Incorporated Cell 1, Inc.	United States	North Carolina
NFP Corporate Services (SE), Inc.	United States	North Carolina
Aon Ward Financial Corporation	United States	Ohio
ARM International Insurance Agency Corp.	United States	Ohio
BD Capital Partners LLC	United States	Ohio
Employee Benefits International, Inc.	United States	Ohio
International Risk Management (Americas), Inc.	United States	Ohio
NFP Corporate Services (OH), Inc.	United States	Ohio
Progressive Benefits Agency Inc	United States	Ohio
Ward Financial Group, Inc.	United States	Ohio
Access Plans USA, Inc.	United States	Oklahoma
Aon Benefit Solutions Inc.	United States	Oklahoma
Benefit Marketing Solutions, L.L.C.	United States	Oklahoma
BMS Insurance Agency, L.L.C.	United States	Oklahoma
NFP Corporate Services (OK), LLC	United States	Oklahoma
Retirement Investment Advisors, Inc.	United States	Oklahoma
NFP Corporate Services (NW), Inc.	United States	Oregon
Affinity Insurance Services, Inc.	United States	Pennsylvania
Aon Realty Services, Inc.	United States	Pennsylvania
Benefits Network, Inc.	United States	Pennsylvania
Cananwill, Inc.	United States	Pennsylvania

ethos Benefit Partners, inc.	United States	Pennsylvania
Excess Reinsurance Underwriters, Inc.	United States	Pennsylvania
Juno Search Partners, LLC	United States	Pennsylvania
LBG Financial Advisors, Inc.	United States	Pennsylvania
LFG, Inc.	United States	Pennsylvania
NFP Structured Settlements, Inc.	United States	Pennsylvania
Renaissance Benefit Advisors, Inc.	United States	Pennsylvania
Tycor Asset Management, Inc.	United States	Pennsylvania
Tycor Benefit Administrators, Inc.	United States	Pennsylvania
The Financial Architects Partners, LLC	United States	Rhode Island
East Coast Underwriters, LLC	United States	South Carolina
Excel Health Alliance Holding Company	United States	South Carolina
Levine Group, LLC	United States	Tennessee
Protective Marketing Enterprises, Inc.	United States	Tennessee
Totalis Consumer Benefit Solutions, LLC	United States	Tennessee
American Insurance Services Corp.	United States	Texas
Aon Life Agency of Texas, Inc.	United States	Texas
Aon Risk Services Southwest, Inc.	United States	Texas
Capstone Strategies, LLC	United States	Texas
Integrated Health Concepts, LLC	United States	Texas
NFP Insurance Services, Inc.	United States	Texas
NFP-Legacy L&A, Inc.	United States	Texas
Scritch Inc.	United States	Texas
STA Benefits, Ltd.	United States	Texas
STA, LLC	United States	Texas
Worldwide Integrated Services Company	United States	Texas
DC FoF 2 GP LLC	United States	Utah
DC FoF 3 GP, LLC	United States	Utah

Divergent Wealth Advisors, LLC	United States	Utah
NFP Corporate Services (UT), Inc.	United States	Utah
NFP Corporate Services (West), LLC	United States	Utah
Aon Insurance Managers (USA) Inc.	United States	Vermont
Eilers Financial Services, Inc.	United States	Vermont
NFP Management (Vermont) Corp.	United States	Vermont
NFP Segregated Cell Company, LLC	United States	Vermont
Northeast Insurance Broker Services, LLC	United States	Vermont
Offspring Insurance Company, IC	United States	Vermont
Poulos Insurance, Inc.	United States	Vermont
Unity Risk Solutions, LLC	United States	Vermont
White Rock USA Ltd.	United States	Vermont
Helios HR LLC	United States	Virginia
International Space Brokers, Inc.	United States	Virginia
Administrative Systems, Inc.	United States	Washington
AIS Insurance Agency, Inc.	United States	Washington
Healthy Paws Pet Insurance LLC	United States	Washington
Schmidt Financial Group, Inc.	United States	Washington
Totalis Insurance Services, Inc.	United States	Washington
Insurance & Investment Professionals, Inc.	United States	Wisconsin
LTCI Partners, LLC	United States	Wisconsin
Aon Latin America S.A.	Uruguay
Aon Risk Services (Uruguay) Corredora de Seguros S.A.	Uruguay
Marinaro Dundas SA	Uruguay
Aon Group Venezuela, Corretaje de Reaseguros, C.A.	Venezuela
Aon Solutions, C.A.	Venezuela
Aon Vietnam Limited	Vietnam